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                                  EXHIBIT 10.6

                            LETTER OF INTENT BETWEEN

                    SAN DIEGO SOCCER DEVELOPMENT CORPORATION

                                       AND

         PACIFIC CAPITAL RELATIONS FOR PROVISION OF CONSULTING SERVICES

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                                LETTER OF INTENT



Steven Peacock
Chairman of the Board
San Diego Soccer Development Corp.
5222 Balboa Avenue, Suite 24
San Diego, CA  92117

         RE:  LETTER AGREEMENT BETWEEN PCR AND SDSDC

Dear Steve:

This letter agreement, dated this 29th day of September, 2000, and entered between Pacific Capital Relations, a Nevada corporation and San Diego Soccer Development Corporation, will memorialize the intent between the parties to enter into a three-year investor relations and consulting agreement, wherein Pacific Capital Relations will provide investor relations consulting and shareholder communication services on behalf of San Diego Soccer Development Corporation, to commence on or before October 1, 2000 and end on September 30,2003. In return for such services, San Diego Soccer Development Corporation shall compensate Pacific Capital Relations $7,000 per month for the first calendar year; $7,600 per month for the second calendar year of the agreement; and $8,200 per month during the third calendar year of the agreement.

San Diego Soccer Development Corporation agrees to enter into a formal agreement within the next ten business days. Upon the full execution and formal commencement of the agreement between the parties, Yan Skwara, formerly the President and CEO of San Diego Soccer Development Corporation, shall cancel his previously entered Employment agreement entered on June 1, 2000. Per the discussion between Yan Skwara, individually, and Steve Peacock, as Chairman of San Diego Soccer Development Corporation, the majority of the language and terms contained in Yan Skwara's previous employment contract shall be applied and set forth in the new agreement between Pacific Capital Relations and San Diego Soccer Development Corporation.

IT IS SO AGREED:

                     /s/ Yan Skwara
                     ----------------------------------------------------------
                     YAN SKWARA, individually and for Pacific Capital Relations



                     /s/ Sarkis Kaloustian
                     ----------------------------------------------------------
                     SARKIS KALOUSTIAN, for San Diego Soccer Development Corporation